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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   Form 8-K/A
                                 Current Report

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                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  June 30, 2004

                Date of Report (Date of earliest event reported)

                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                       Commission file number : 000-13086

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          North Carolina                                 56-1382275
     (State of incorporation)               (I.R.S. Employer Identification No.)

       1501 Highwoods Blvd., Suite 400
         Greensboro, North Carolina                        27410
  (Address of principal executive offices)               (Zip Code)


                                 (336) 369-0900
              (Registrant's telephone number, including area code)

                          This Form 8-K/A has 4 pages.

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ITEM 4. Change in Registrant's Certifying Accountant

     a) On June 30, 2004, the Registrant dismissed PricewaterhouseCoopers LLP ("PWC") as the Registrant's registered public accounting firm. The decision to dismiss PWC was considered and approved by the audit committee of the Registrant's Board of Directors.

     PWC's reports on the Registrant's consolidated financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 2002 and 2003, and through the period ended June 30, 2004, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to PWC's satisfaction, would have caused PWC to make reference thereto in their reports on the financial statements for such years.

     During the fiscal years ended December 31, 2003 and 2002 and subsequent interim period through June 30, 2004, there have been no "reportable events," as that term is described in Item 304(a)(1)(v) of Regulation S-K.

     (b) On June 30, 2004, the Registrant appointed Dixon Hughes PLLC ("DH") as the Registrant's independent accountants. The Registrant has not consulted with DH during the last two fiscal years ended December 31, 2003 and 2002 or during any subsequent interim period preceding the date hereof on either the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Registrant's consolidated financial statements; or any matter that was either the subject of a "disagreement," as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a "reportable event," as that term is described in Item 304(a)(1)(v) of Regulation S-K.

     During the year ending December 31, 2003, the Registrant engaged DH to perform an audit of the information technology function of the Company. During the current year, the Registrant engaged DH to audit certain employee benefit plans and to provide professional tax services.

     This amended Form 8-K is being filed to include Exhibit 99.1 hereto which is PWC's letter to the Registrant dated July 21, 2004 confirming PWC's termination as auditor of the FNB Financial Services Corporation Employees' Savings Plus and Profit Sharing Plan (the "Plan"). As stated above, the Registrant engaged DH during the current year to audit the Plan.


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ITEM 7. Financial Statements and Exhibits

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EXHIBIT INDEX

Exhibit 16.1 Letter from PWC regarding change in certifying accountant.

Exhibit 99.1 Letter from PWC confirming termination as auditor of the Plan.

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                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FNB FINANCIAL SERVICES CORPORATION
                                                         (Registrant)

                                                    By: /s/ MICHAEL W. SHELTON
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                                                        Michael W. Shelton
                                                     Senior Vice President and
                                                      Chief Financial Officer

Date: July 23, 2004


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